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                                                                    EXHIBIT (iv)
                                                                    ------------
                                                                     Page 1 of 4
                                PITNEY BOWES INC.
                          SUBSIDIARIES OF THE REGISTRANT
                          ------------------------------

The Registrant, Pitney Bowes Inc., a Delaware Corporation, has no parent.

                 The following are subsidiaries of the Registrant
                            (as of December 31, 1997)

                                                         Country or
                                                          state of
Company name                                            incorporation
------------                                            -------------

ACN003606611                                            Australia
Adrema Leasing Corporation                              Delaware
Adrema Maschinen - und - Auto Leasing GmbH              Germany
Adrema Maschinenbau Inc.                                Delaware
Adrema Mobilien Leasing GmbH                            Germany
Andeen Enterprises, Inc.                                Panama
Artec International Corporation                         California
Atlantic Mortgage & Investment Corporation              Florida
B. Williams Holdings Corp.                              Delaware
Canadian Office Services (Toronto) Limited              Canada
Cascade Microfilm Systems, Inc.                         California
Chas. P. Young Health Fitness & Management, Inc.        New York
Colonial Pacific Leasing Corporation                    Massachusetts
Datarite Systems Ltd.                                   England
ECL Finance Company, N.V.                               Netherlands
Elmcroft Road Realty Corporation                        Connecticut
Financial Structures Limited                            Bermuda
Financial Structures Insurance Company                  New York
FSL Holdings Inc.                                       Connecticut
FSL Risk Managers Inc.                                  New York
FSL Valuation Services Inc.                             Connecticut
Harlow Aircraft Inc.                                    Delaware
Informatech                                             California
La Agricultora Ecuatoriana S.A.                         Ecuador
Lease Continental GmbH                                  Germany
MXT Corporation (68% owned)                             Canada
Norlin Australia Investments Pty. Ltd.                  Australia
Norlin Industries Ltd.                                  Canada
Norlin Music (U.K.) Ltd.                                England
Oy Adrema Helsinki                                      Finland
PB Canada Funding Ltd.                                  Canada
PB Forms, Inc.                                          Nebraska
PB Funding Corporation                                  Delaware
PB Global Holdings Inc.                                 Connecticut
PB Global Holdings II Inc.                              Connecticut
PB Global Holdings III Inc.                             Connecticut
PB Global Holdings IV Inc.                              Connecticut
PB Leasing Corporation                                  Delaware
PB Leasing (March), (June), (September) Ltd.            England
PB Leasing International Corporation                    Delaware
PB Leasing Services Inc.                                Nevada
PB Public Finance Inc.                                  Delaware
PBA Foreign Sales Corporation Inc.                      Barbados
PB World Trade Corporation (Disc)                       Delaware
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                                                                    EXHIBIT (iv)
                                                                    ------------
                                                                     Page 2 of 4
SUBSIDIARIES OF THE REGISTRANT (continued)
------------------------------

                                                         Country or
                                                          state of
Company name                                            incorporation
------------                                            -------------

PB CFSC I Inc.                                          Virgin Islands
PBL Holdings Inc.                                       Nevada
PB Nikko FSC Ltd.                                       Bermuda
PB Nihon FSC Ltd.                                       Bermuda
Pitney Bowes A.G.                                       Switzerland
Pitney Bowes Australia Pty.                             Australia
Pitney Bowes Australia FAS Pty. Limited                 Australia
Pitney Bowes Australia Funding Pty. Ltd.                Australia
Pitney Bowes Austria Ges.m.b.H                          Austria
Pitney Bowes Business to Business Inc.                  Delaware
Pitney Bowes of Canada Ltd.                             Canada
Pitney Bowes Canada Holdings Limited                    Canada
Pitney Bowes China Inc.                                 Delaware
Pitney Bowes Credit Australia Limited                   Australia
Pitney Bowes Credit Corporation                         Delaware
Pitney Bowes Data Systems, Ltd.                         Delaware
Pitney Bowes de Mexico, S.A. de C.V.                    Mexico
Pitney Bowes Deutschland GmbH                           Germany
Pitney Bowes Espana, S.A.                               Spain
Pitney Bowes Finance S.A.                               France
Pitney Bowes Finans Norge AS                            Norway
Pitney Bowes Finance PLC (formerly PB Leasing Ltd.)     England
Pitney Bowes Finance Ireland Limited                    Ireland
Pitney Bowes France S.A.                                France
Pitney Bowes Holdings Ltd.                              England
Pitney Bowes Holding SNC                                France
Pitney Bowes Hong Kong Inc.                             Delaware
Pitney Bowes India Inc.                                 Delaware
Pitney Bowes Insurance Agency, Inc.                     Connecticut
Pitney Bowes International                              Ireland
Pitney Bowes International Holdings, Inc.               Delaware
Pitney Bowes Italia S.r.l.                              Italy
Pitney Bowes Japan Corporation                          Japan
Pitney Bowes (Ireland) Limited                          Ireland
Pitney Bowes Macau Limited                              Macau
Pitney Bowes Management Services, Inc.                  Delaware
Pitney Bowes Management Services Canada, Inc.           Canada
Pitney Bowes Management Services Limited                England
Pitney Bowes Marking Systems Ltd.                       Delaware
Pitney Bowes Oy                                         Finland
Pitney Bowes Limited                                    England
Pitney Bowes Properties Inc.                            Connecticut
Pitney Bowes Real Estate Financing Corporation          Delaware
Pitney Bowes Servicios, S.A. de C.V.                    Mexico
Pitney Bowes Shelton Realty Inc.                        Connecticut
Pitney Bowes Svenska Aktiebolag                         Sweden
Pitney Bowes World Trade Corporation (FSC)              Virgin Islands
Pitney Structured Funding I Inc.                        Delaware
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                                                                    EXHIBIT (iv)
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                                                                     Page 3 of 4
SUBSIDIARIES OF THE REGISTRANT (continued)
------------------------------
                                                         Country or
                                                          state of
Company name                                            incorporation
------------                                            -------------

PREFCO I Inc.                                           Delaware
PREFCO I LP Inc.                                        Delaware
PREFCO II Inc.                                          Delaware
PREFCO II LP Inc.                                       Delaware
PREFCO III Inc.                                         Delaware
PREFCO III LP Inc.                                      Delaware
PREFCO IV Inc.                                          Delaware
PREFCO IV LP Inc.                                       Delaware
PREFCO V Inc.                                           Delaware
PREFCO V LP Inc.                                        Delaware
PREFCO VI Inc.                                          Delaware
PREFCO VI LP Inc.                                       Delaware
PREFCO VII Inc.                                         Delaware
PREFCO VII LP Inc.                                      Delaware
PREFCO VIII Inc.                                        Delaware
PREFCO VIII LP Inc.                                     Delaware
PREFCO IX Inc.                                          Delaware
PREFCO IX LP Inc.                                       Delaware
PREFCO X Inc.                                           Delaware
PREFCO X LP Inc.                                        Delaware
PREFCO XI Inc.                                          Delaware
PREFCO XI LP Inc.                                       Delaware
PREFCO XII Inc.                                         Delaware
PREFCO XII LP Inc.                                      Delaware
PREFCO XIII Inc.                                        Delaware
PREFCO XIII LP Inc.                                     Delaware
PREFCO XIV Inc.                                         Delaware
PREFCO XIV LP Inc.                                      Delaware
PREFCO XV Inc.                                          Delaware
PREFCO XV LP Inc.                                       Delaware
PREFCO XVI Inc.                                         Delaware
PREFCO XVI LP Inc.                                      Delaware
PREFCO XVII Inc.                                        Delaware
PREFCO XVII LP Inc.                                     Delaware
PREFCO XVIII Inc.                                       Delaware
PREFCO XVIII LP Inc.                                    Delaware
PREFCO XIX Inc.                                         Delaware
PREFCO XIX LP Inc.                                      Delaware
PREFCO XX Inc.                                          Delaware
PREFCO XXI Inc.                                         Delaware
PREFCO XXI LP Inc.                                      Delaware
PREFCO XXII Inc.                                        Delaware
PREFCO XXII LP Inc.                                     Delaware
PREFCO - Dayton Community Urban Renewal Corporation     Ohio
RE Properties Management Corporation                    Delaware
Remington Customer Finance Pty. Limited                 Australia
ROM Holding Pty. Limited                                Australia
ROM Securities Pty. Limited                             Australia
Sales & Service Training Center Inc.                    Georgia
Techno Mail Service K.K.                                Japan
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                                                                    EXHIBIT (iv)
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                                                                     Page 4 of 4
SUBSIDIARIES OF THE REGISTRANT (continued)
------------------------------
                                                         Country or
                                                          state of
Company name                                            incorporation
------------                                            -------------

TECO Pitney Bowes Co., Ltd. (50% owned)                 Taiwan
Teco Tension Supply Co., Ltd.                           Taiwan
The Pitney Bowes Bank, Inc.
(formerly Pitney Bowes Financial Corporation)           Utah
Time-Sensitive Delivery Guide Inc.                      Delaware
Towers FSC, Ltd.                                        Bermuda
Universal Postal Frankers Ltd.                          England
Wheeler Insurance, Ltd.                                 Vermont
1136 Corporation                                        Delaware
75 V Corp.                                              Delaware